EXHIBIT 10.1

Richard Stewart

September 28, 2020

Dear Richard

BACKGROUND

You are employed by Achieve Pharma UK Limited (the "Company") pursuant to an employment contract dated 1 August 2017 (the "Contract").

Pursuant to the Contract, you are currently employed as Chairman and Chief Executive Officer (CCEO) of the Company. By mutual agreement, you will cease to be CCEO and take up a new role as Executive Chairman of the Company.

You will be due a termination payment which shall be calculated by multiplying your average monthly salary over the immediately preceding 24 months by 24.

The amendments to your Contract shall take effect from the date of your signature below.

AMENDMENTS TO CONTRACT

1. Position

Clause 1.1

The reference in the current Clause 1.1 to CCEO shall be deleted and replace with Executive Chairman:

2. Compensation

Clause 2.1

The current Clause 2.1 shall be deleted and replaced with the following:

"The Company will pay you a salary at the rate of $400,000 USD per year which shall accrue day to day and be payable in equal monthly instalments in arrears in accordance with the Company's standard payroll schedule. Your salary will be subject to annual review."

Exhibit A

The current 'Rate and intervals of pay' shall be deleted and replaced with the following:

"US$400,000 per annum, payable in equal monthly instalments in arrears"

The current 'Employee's job title' shall be deleted and replaced with the following:

"Executive Chairman"

All other terms and conditions of your employment shall remain the same.

CONFIRMATION OF AGREEMENT

Please indicate your agreement to the terms set out in this letter by signing below and returning a copy of this letter.

Yours sincerely

/s/ John Bencich

John Bencich

For and on behalf of Achieve Pharma UK Limited

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I, Rick Stewart, acknowledge that I have received this letter and confirm my agreement that the terms of my contract of employment with the Company are amended accordingly.

Signed:  ……………/s/ Richard Stewart ……………………………………………..

Rick Stewart

Dated:   …………10/5/2020………………………………………………..

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